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                                                                   Exhibit 10.10


                              EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT ("Agreement") is made, entered into, and effective as of June 8, 2007 (the "Effective Date"), by and between Seamless Wi-Fi, Inc., a Nevada corporation ("Company"), and Albert Reda, an individual ("Employee") (individually, a "Party"; collectively, the "Parties").

                                    RECITALS

         WHEREAS, Company desires to employ Employee, and Employee desires to be employed as the Chief Executive Officer of Company; and

         WHEREAS, Company desires to have an employment agreement with Employee as its Chief Executive Officer, subject to the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the Parties hereto hereby agree as follows:

                                    AGREEMENT

1.       TERM OF EMPLOYMENT.

         a. SPECIFIED PERIOD. Company hereby employs Employee and Employee accepts employment with Company for a period of five years beginning on June 8, 2007, and terminating on June 7, 2012.

         b. RENEWAL. This Agreement is subject to automatic renewal for successive one year terms, upon the same terms and conditions as set forth herein, unless either this Agreement is terminated pursuant to Section 8 hereof or a Party gives written notice to the other Party of its intent to terminate, at least 30 days prior to expiration of the then-current term.

         c. EMPLOYMENT TERM DEFINED. "Employment Term" refers to the entire period of employment of Employee by Company, whether for the period provided above, or whether terminated earlier as hereinafter provided or extended by automatic renewal as described above.

2. DUTIES AND OBLIGATIONS OF EMPLOYEE. Employee shall serve as Chief Executive Officer of the Company. Employee shall report to the Board of Directors or any other individual designated by the Board of Directors of the Company. Employee shall faithfully and diligently perform all professional duties and acts as may be requested and required of Employee by Company or its Directors. Employee shall devote such time and attention to the business of Company as shall be required to perform the required services and duties. Employee at all times during the Employment Term shall strictly adhere to and obey all policies, rules and regulations established from time to time governing the conduct of employees of Company.

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3. EXCLUSIVITY, NON-DISCLOSURE.

         a. DEVOTION TO COMPANY BUSINESS. Employee agrees to perform Employee's services efficiently and to the best of Employee's ability. Employee agrees throughout the term of this Agreement to devote his time, energy and skill to the business of the Company and to the promotion of the best interests of the Company.

         b. TRADE SECRETS. Employee agrees that he shall not at any time, either during or subsequent to his Employment Term, unless expressly consented to in writing by Company, either directly or indirectly use or disclose to any person or entity any confidential information of any kind, nature or description concerning any matters affecting or relating to the business of Company, including, but not limited to, information concerning the customers of Company, Company's marketing methods, compensation paid to employees, independent contractors or suppliers and other terms of their employment or contractual relationships, financial and business records, know-how, or any other information concerning the business of Company, its manner of operations, or other data of any kind, nature or description. Employee agrees that the above information and items are important, material and confidential trade secrets and these affect the successful conduct of Company's business and its goodwill.

         c. INVENTIONS AND PATENTS. All processes, inventions, patents, computer software, copyrights, trademarks and other intangible rights (collectively referred to as "Intellectual Property") that may be conceived or developed by Employee during the Employment Term, either alone or with others, made or conceived by him shall remain the sole property of Company.

4. COMPENSATION.

         a. SALARY. Subject to the termination of this Agreement as provided herein, Company shall compensate Employee for his services hereunder at a monthly salary of $20,000 until June 30, 2007. Thereafter, Company shall compensate Employee for his services hereunder at a monthly salary of $25,000 for the remainder of the Employment Term. All salary payments hereof shall be payable in accordance with the Company's practices, less normal payroll deductions, and prorated for the actual Employment Term.

         b. SALARY INCREASES; ADDITIONAL COMPENSATION. In the event that the Company becomes profitable according to generally accepted accounting principles ("GAAP"), Employee's monthly salary shall be increased to $30,000 for the remainder of the Employment Term. Such salary increase shall become effective on the first day of the month following the month in which the Company becomes profitable according to GAAP.

         c. BONUS. Employee shall receive bonuses as may be determined by the Board of Directors of the Company in its sole discretion.

5. EMPLOYEE INCENTIVES. Employee shall be entitled to receive incentives under all incentive plans made available by Company or in the future to similarly situated employees, subject to the terms, conditions and overall administration of such plans, including but not limited to stock


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options, bonuses, profit sharing, and any other incentive plans that the Company has made available to similarly situated employees.

6.       EMPLOYEE BENEFITS.

         a. VACATION. Employee shall be entitled, during each employment year, to four weeks vacation, per annum, non-cumulative. Employee may be absent from his employment for Vacation only at such times as may be convenient to Company and Employee.

         b. MEDICAL COVERAGE. Company agrees to include Employee in the coverage of its medical and dental insurance as provided to other employees of the Company.

         c. PLAN PARTICIPATION. Employee shall be entitled to participate in or to receive benefits under all of Company's employee benefit plans made available by Company or in the future to similarly situated employees, subject to the terms, conditions and overall administration of such plans, including but not limited to 401(k) plans, IRA plans, E.R.I.S.A Plans, any other retirement or benefit plans that the Company has made available to similarly situated employees.

7. BUSINESS EXPENSES. Employee will be required to incur travel, meals, entertainment and other business expenses on behalf of the Company in the performance of Employee's duties hereunder. Company will reimburse Employee for all such reasonable business expenses incurred by Employee in connection with Company's business upon presentation of receipts or other acceptable documentation of the expenditures. In compensating Employee for expenses, the ordinary and usual business guidelines and documentation requirements shall be adhered to by Company and Employee.

8.       TERMINATION OF EMPLOYMENT.

         a. TERMINATION FOR CAUSE. Company may terminate this Agreement for cause at any time. For purposes of this Agreement, the term "cause" shall include, but not be limited to, in the Company's reasonable but sole discretion, the following: a material breach of or failure to perform any covenant or obligation in this Agreement, disloyalty, dishonesty, neglect of duties, unprofessional conduct, acts of moral turpitude, disappearance, felonious conduct, or fraud. Company may terminate this Agreement for cause by giving written notice of termination to Employee without prejudice to any other remedy to which Company may be entitled either at law, in equity, or under this Agreement. The notice of termination required by this section shall specify the ground for the termination and shall be supported by a statement of all relevant facts.

         b.       TERMINATION UPON DEATH OR DISABILITY.

                  i. DEATH. This Agreement shall be terminated immediately upon the death of Employee.

                  ii. DISABILITY. Company reserves the right to terminate this Agreement if, due to illness or injury, either physical or mental, Employee is unable to perform Employee's customary duties as an employee of Company, unless reasonable accommodation can be made to allow Employee to continue working, for more than 30 days in the aggregate out of a period of 12 consecutive months. The disability shall be determined by a certification from a physician. Such a termination shall be effected by giving ten days' written notice of termination to Employee. Termination pursuant to this provision shall not prejudice Employee's rights to receive disability insurance payments or the continued compensation pursuant to this Agreement.

                  iii. FOR CAUSE. Termination under this section for either death or disability shall be considered "for cause" for the purposes of this Agreement.

         c. EFFECT OF MERGER, TRANSFER OF ASSETS, OR DISSOLUTION. Without the prior written consent of Employee, this Agreement shall not be terminated by any voluntary or involuntary dissolution of Company resulting from a merger or consolidation in which Company is not the consolidated or surviving corporation, or a transfer of all or substantially all of the assets of Company. In the event of any such merger or consolidation or transfer of assets, Employee's rights, benefits, and obligations hereunder shall be assigned to the surviving or resulting corporation or the transferee of Company's assets, unless Employee agrees otherwise.

         d. PAYMENT ON TERMINATION. If Company terminates this Agreement "without cause," it shall pay "Severance Benefits" to the Employee. Severance Benefits shall mean, for purposes of this Agreement, a cash payment equal to the aggregate compensation payable to the Employee during the remaining term of this Agreement, including all salary, commissions, bonuses and other compensation.

         e. TERMINATION BY EMPLOYEE.

                  i. WITHOUT CAUSE. Employee may terminate this Agreement without cause upon 30 days' prior written notice to Company.

                  ii. WITH CAUSE. Employee may terminate this Agreement immediately with cause, in which event Employee shall receive the Payment on Termination in accordance with Section 8(d) herein. For the purposes of this Agreement, "cause" for termination by Employee shall be a breach of any material covenant or obligation hereunder; or the termination of this Agreement without the prior written consent of Employee due to the voluntary or involuntary dissolution of the Company, any merger or consolidation in which the Company is not the surviving or resulting corporation, or any transfer of all or subsequently all of the assets of Company.

9.       GENERAL PROVISIONS.

         a. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Parties hereto their respective devisees, legatees, heirs, legal representatives, successors, and permitted assigns. The preceding sentence shall not affect any restriction on assignment set forth elsewhere in this Agreement.

         b. NOTICES. Any notice, request, instruction, or other document required by the terms of this Agreement, or deemed by any of the Parties hereto to be desirable, to be given to any other party hereto shall be in writing and shall be given by personal delivery, overnight delivery, mailed by registered or certified mail, postage prepaid, with return receipt requested, or sent by facsimile transmission to the addresses of the Parties as follows:

               TO COMPANY:           Seamless Wi-Fi, Inc.,
               -----------           800 N. Rainbow  Blvd,  Suite  208
                                     Las  Vegas,  Nevada
                                     Attn: Albert Reda, Chief Executive Officer

               TO EMPLOYEE:          Albert Reda
               ------------          15421 Carmenita Road, Suite A
                                     Santa Fe Springs, CA  90670
                                     Fax: ____________________

               With a copy to:       Oswald & Yap
                                     16148 Sand Canyon Avenue
                                     Irvine, CA  92618
                                     Fax: (949) 788-8980
                                     Attn: Lynne Bolduc, Esq.

The persons and addresses set forth above may be changed from time to time by a notice sent as aforesaid. If notice is given by personal delivery or overnight delivery in accordance with the provisions of this Section, such notice shall be conclusively deemed given at the time of such delivery provided a receipt is obtained from the recipient. If notice is given by mail in accordance with the provisions of this Section, such notice shall be conclusively deemed given upon receipt and delivery or refusal. If notice is given by facsimile transmission in accordance with the provisions of this Section, such notice shall be conclusively deemed given at the time of delivery if during business hours and if not during business hours, at the next business day after delivery, provided a confirmation is obtained by the sender.

         c. SUMS DUE DECEASED EMPLOYEE. If Employee dies prior to the expiration of the Employment Term, any sums that may be due him from Company under this Agreement as of the date of death shall be paid to Employee's executors, administrators, heirs, personal representatives, successors, and assigns.

         d. ASSIGNMENT. Subject to all other provisions of this Agreement, any attempt to assign or transfer this Agreement or any of the rights conferred hereby, by judicial process or otherwise, to any person, firm, Company, or corporation without the prior written consent of the other Party, shall be invalid, and may, at the option of such other Party, result in an incurable event of default resulting in termination of this Agreement and all rights hereby conferred.

         e. CHOICE OF LAW. This Agreement and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of California including all matters of construction, validity, performance, and enforcement and without giving effect to the principles of conflict of laws.

         f. JURISDICTION. The parties submit to the jurisdiction of the Courts of the County of Orange, State of California or a Federal Court empaneled in the State of California for the resolution of all legal disputes arising under the terms of this Agreement.

         g. INDEMNIFICATION. Company shall indemnify, defend and hold Employee harmless, to the fullest extent permitted by law, for all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney's fees that Employee shall incur or suffer that arise from, result from or relate to the discharge of Employee's duties under this Agreement. Company shall maintain adequate insurance for this purpose or shall advance Employee any expenses incurred in defending any such proceeding or claim to the maximum extent permitted by law.

         h. ENTIRE AGREEMENT. Except as provided herein, this Agreement, including exhibits, contains the entire agreement of the Parties, and supersedes all existing negotiations, representations, or agreements and all other oral, written, or other communications between them concerning the subject matter of this Agreement. There are no representations, agreements, arrangements, or understandings, oral or written, between and among the Parties hereto relating to the subject matter of this Agreement that are not fully expressed herein.

         i. SEVERABILITY. If any provision hereof is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable. This Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance wherefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision there shall be added automatically by the Company as a part hereof a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and legal, valid and enforceable.

         j. CAPTIONS. The captions in this Agreement are inserted only as a matter of convenience and for reference and shall not be deemed to define, limit, enlarge, or describe the scope of this Agreement or the relationship of the Parties, and shall not affect this Agreement or the construction of any provisions herein.

         k. MODIFICATION. No change, modification, addition, or amendment to this Agreement shall be valid unless in writing and signed by all Parties hereto.

         l. ATTORNEYS' FEES. In the event any Party hereto shall commence legal proceedings against the other to enforce the terms hereof, or to declare rights hereunder, as the result of a breach of any covenant or condition of this Agreement, the prevailing Party in any such proceeding shall be entitled to recover from the losing Party its costs of suit, including reasonable attorneys' fees, as may be fixed by the court.

         m. TAXES. Any income taxes required to be paid in connection with the payments due hereunder, shall be borne by the Party required to make such payment. Any withholding taxes in the nature of a tax on income shall be deducted from payments due, and the Party required to withhold such tax shall furnish to the Party receiving such payment all documentation necessary to prove the proper amount to withhold of such taxes and to prove payment to the tax authority of such required withholding.

         n. NOT FOR THE BENEFIT OF CREDITORS OR THIRD PARTIES. The provisions of this Agreement are intended only for the regulation of relations among the Parties. This Agreement is not intended for the benefit of creditors of the Parties or other third Parties and no rights are granted to creditors of the Parties or other third Parties under this Agreement. Under no circumstances shall any third party, who is a minor, be deemed to have accepted, adopted, or acted in reliance upon this Agreement.

         o. COUNTERPARTS. This Agreement may be executed in several counterparts and it shall not be necessary for each Party to execute each of such counterparts, but when all of the parties have executed and delivered one of such counterparts, the counterparts, when taken together, shall be deemed to constitute one and the same instrument, enforceable against each Party in accordance with its terms.

         p. FACSIMILE SIGNATURES. The parties hereto agree that this Agreement may be executed by facsimile signatures and such signatures shall be deemed originals. The parties further agree that within ten days following the execution of this Agreement, they shall exchange original signature pages.

         q. CONFLICT WAIVER. The Parties hereby agree and acknowledge that the law firm of Oswald & Yap ("the Firm"), which represents the Company, has drafted this Agreement. The Parties hereto further acknowledge that they have been informed of the inherent conflict of interest associated with the drafting of this Agreement by the Firm and waive any action they may have against the Firm regarding such conflict. The Parties have been given the opportunity to consult with counsel of their choice regarding their rights under this Agreement.


                      (SIGNATURE PAGE IMMEDIATELY FOLLOWS)



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         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the Effective Date.

                                    COMPANY:

                                    SEAMLESS WI-FI, INC.,
                                    a Nevada corporation


                                    /s/ Albert Reda
                                    -------------------------------------------
                                    BY:  Albert Reda
                                    ITS:  Chief Executive Officer

                                    EMPLOYEE:

                                    ALBERT REDA


                                    /s/ Albert Reda
                                    -------------------------------------------
                                    Albert Reda


CONFIRMED AUTHORIZED BY THE BOARD OF DIRECTORS:

SEAMLESS WI-FI, INC.,
a Nevada corporation


 /s/ Ken Reda
-------------------------
BY: Ken Reda
ITS:  Secretary